UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2019

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Report on Form 8-K filed on November 15, 2019 in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the newly elected and re-elected Directors shall serve in 2020.

On January 22, 2020, the Board approved:

1) Ms. Pamela C. Asbury, Vice President, Genworth Life Insurance Company, to serve as Chair of the Enterprise Risk Management Committee, Vice Chair of the Operational Risk Committee and to serve on the Governance and Public Policy Committee;

2) Ms. Angel L. Helm, Retired Financial Executive, to serve as Vice Chair of the Finance Committee and to serve on the Audit Committee and the Enterprise Risk Management Committee;

3) Ms. Louise M. Herrle, Retired Financial Executive, Board Vice Chair, to serve on the Finance Committee, the Operational Risk Committee and the Enterprise Risk Management Committee; and

4) Mr. William C. Marsh, Chairman, President and CEO, The Farmers National Bank of Emlenton, to serve as Chair of the Audit Committee and Vice Chair of the Governance and Public Policy Committee and to serve on the Enterprise Risk Management Committee.

In addition, the Board approved the following Committee assignments for 2020 for both the newly elected and all other directors.  The composition of each Committee of the Board of Directors for 2020 is:

AUDIT

Mr. William C. Marsh, Chair

Ms. Lynda A. Messick, Vice Chair

Mr. Andrew W. Hasley

Ms. Angel L. Helm

Mr. Glenn E. Moyer

AFFORDABLE HOUSING, PRODUCTS & SERVICES

Rev. Luis A. Cortés, Jr., Chair

Mr. Glenn R. Brooks, Vice Chair

Mr. Andrew W. Hasley

Mr. Brendan J. McGill

Ms. Lynda A. Messick

ENTERPRISE RISK MANAGEMENT

Ms. Pamela C. Asbury, Chair

Ms. Jeane M. Vidoni, Vice Chair

This is a committee of the whole Board of Directors.

FINANCE

Mr. Charles J. Nugent, Chair

Ms. Angel L. Helm, Vice Chair

Mr. Patrick A. Bond
Ms. Louise M. Herrle

Ms. Jeane M. Vidoni

GOVERNANCE & PUBLIC POLICY

Mr. Glenn E. Moyer, Chair

Mr. William C. Marsh, Vice Chair

Ms. Pamela C. Asbury

Mr. Thomas H. Murphy

Dr. Howard B. Slaughter, Jr.

HUMAN RESOURCES AND DIVERSITY & WOMEN INCLUSION

Mr. Brendan J. McGill, Chair

Ms. Jeane M. Vidoni, Vice Chair

Mr. Patrick A. Bond
Rev. Luis A. Cortés, Jr.

Mr. Charles J. Nugent

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Ms. Pamela C. Asbury, Vice Chair
Mr. Glenn R. Brooks

Ms. Louise M. Herrle

Dr. Howard B. Slaughter, Jr.

EXECUTIVE COMMITTEE

Mr. Bradford E. Ritchie, Chair

Ms. Louise M. Herrle, Vice Chair

Ms. Pamela C. Asbury
Rev. Luis A. Cortés, Jr.

Mr. William C. Marsh

Mr. Brendan J. McGill

Mr. Glenn E. Moyer

Mr. Thomas H. Murphy
Mr. Charles J. Nugent

Mr. Bradford E. Ritchie, Board Chair, also serves as a non-voting ex officio member of each other standing Board Committee.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

Date: January 24, 2020	By:	/s/ Dana A. Yealy
Dana A. Yealy
Managing Director, General Counsel and Corporate Secretary